Consent of Independent Accountants

To the Trustees of Standish, Ayer & Wood Master Portfolio:

We hereby consent to the inclusion in Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A (1933 Act File Number 33-8214) of Standish, Ayer & Wood Investment Trust: Standish Equity Fund, Standish Equity Asset Fund and Standish Small Capitalization Equity Fund II our reports dated November 19, 1999, on our audits of the financial statements and supplemental data of the Standish Equity Portfolio, and Standish Small Capitalization Equity Portfolio II, which reports are included in the Annual Reports to the Investors for the periods stated therein, which is also included in this Registration Statement. We also consent to the reference to our Firm under the captions "Independent Accountants", "Financial Statements" and "Experts and Financial Statements" in this Registration Statement.


                                         PricewaterhouseCoopers LLP


Boston, Massachusetts
January 28, 2000

                       Consent of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust:

We hereby consent to the inclusion in Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A (1933 Act File Number 33-8214) of Standish, Ayer & Wood Investment Trust: Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Tax Sensitive Equity Fund, Standish Small Cap Tax Sensitive Equity Fund, Standish Equity Fund, Standish Equity Asset Fund, Standish Small Capitalization Equity Fund, Standish Small Capitalization Equity Fund II and Standish International Equity Fund (hereafter, collectively, the "Funds") our reports dated November 19, 1999, on our audits of the financial statements and financial highlights of the Funds which reports are included in the Annual Reports to the Shareholders for the periods stated therein, which are also included in this Registration Statement. We also consent to the reference to our Firm under the captions "Independent Accountants", "Financial Highlights" and "Experts and Financial Statements" in this Registration Statement.


                                           PricewaterhouseCoopers LLP


Boston, Massachusetts
January 28, 2000


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